SUPPLEMENT TO
                      ANNUAL REPORT DATED DECEMBER 31, 2000
                           FOR THE AMERITAS PORTFOLIOS
                      WITHIN CALVERT VARIABLE SERIES, INC.


                       Date of Supplement: April 23, 2001


For the following Ameritas Portfolios, the Average Annual Total Returns "Since inception" are:

-     On  page  4  for  the  Ameritas  Income & Growth Portfolio       25.05%
-     On  page  4  for  the  Ameritas  Growth  Portfolio              (1.75%)
-     On  page  4  for  the  Ameritas  Small Capitalization Portfolio (5.93%)
-     On  page  4  for  the  Ameritas  MidCap  Growth  Portfolio      31.15%
-     On  page  6  for  the  Ameritas  Emerging Growth Portfolio      15.06%
-     On  page  9  for  the  Ameritas  Research  Portfolio             7.38%
-     On  page  11 for  the  Ameritas  Growth  With  Income Portfolio  3.88%
-     On  page  13 for  the  Ameritas  Index 500 Portfolio            (1.89%)